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                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

The undersigned directors of First Citizens Banc Corp hereby authorize and appoint David A. Voight as our agent and attorney-in-fact, with full power to act for us and all of us, for the purpose of subscribing our names to the Form 10-K thereof to be filed with the Securities and Exchange Commission, and for the purpose of making any changes or amendments necessary or desirable to such documents and to any documents ancillary thereto, with the same powers and to the same effect as we may do if personally present.

This power of attorney has been signed in counterpart and dated this 15th day of March by the following persons in the capacities indicated below.

/s/ John L. Bacon                       /s/ David A. Voight
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John L. Bacon                           David A. Voight
Director                                President and CEO, Director

/s/ Robert L. Bordner                   /s/ George L. Mylander
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Robert L. Bordner                       George S. Mylander
Director                                Director

/s/ Mary Lee G. Close                   /s/ Allen R. Nickles, CPA, CFE
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Mary Lee G. Close                       Allen R. Nickles, CPA, CFE
Director                                Director

/s/ Blythe A. Friedley                  /s/ Robert L. Ransom
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Blythe A. Friedley                      Robert L. Ransom
Director                                Director

/s/ Richard B. Fuller                   /s/ Leslie D. Stoneham
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Richard B. Fuller                       Leslie D. Stoneham
Director                                Director

/s/ H. Lowell Hoffman, M.D.             /s/ Daniel J. White
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H. Lowell Hoffman, M.D.                 Daniel J. White
Director                                Director

/s/ W. Patrick Murray
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W. Patrick Murray
Director